Page 1 of 2 © 2026 Ameriprise Financial, Inc. All rights reserved. PERFORMANCE SHARE UNIT AWARD CERTIFICATE Congratulations on receiving an Ameriprise Financial Long-Term Incentive Award (the “Award”). Ameriprise Financial, Inc. (the “Company”) has granted you a Performance Share Unit (“PSU”) Award. This PSU Award Certificate (this “Certificate”) is made as of the Grant Date between the Company and you, an employee of the Company or one of its subsidiaries. The Award is subject to the terms and conditions set forth in this Certificate, the Ameriprise Financial 2005 Incentive Compensation Plan, as amended and restated April 26, 2023 (the “Plan”), the Ameriprise Financial, Inc. Senior Executive 2026 Global Long-Term Incentive Award Program Guide (the “LTIA Guide”), the Ameriprise Financial, Inc. Performance Share Unit Supplement to the Global Long-Term Incentive Award Program Guide (the “Supplement”), the Company’s Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), the Company’s Incentive Compensation Recoupment Policy, as amended and restated as of December 4, 2019 (the “Recoupment Policy”) and any Detrimental Conduct Agreement between the Company and you. The Plan, the LTIA Guide and the Supplement are available in the “Documents” section of Shareworks. The LTIA Guide is also posted on Inside (Inside > Rewards > Long Term Incentive Award). Copies of the Clawback Policy and the Recoupment Policy are available upon request. All capitalized terms not defined in this Certificate shall have the meanings assigned to them in the Plan, the LTIA Guide or the Supplement. The details of your PSU Award are as follows: *Additional information regarding vesting is provided in the Plan, the LTIA Guide and Supplement. Performance Matrix: [As determined per Award] Total Shareholder Return (TSR) Adjustment Matrix: [As determined per Award] The PSU Award provides for a payment to you in shares of the Company’s common stock no later than March 15, 2029, ranging from 0% to 150% of the Number of Performance Share Units Awarded (at Target), as shown in this Certificate, adjusted based on Company performance and the application of the Performance Matrix and TSR Adjustment Matrix above. Shares of the Company’s common stock shall be paid at a rate of one share for each PSU that is earned and included in the PSU Payout. The TSR Adjustment Matrix may add or subtract up to 25 percentage points from the Performance Matrix result, and the PSU Payout cannot exceed a maximum of 175% of the Number of Performance Share Units Awarded (at Target). For the Performance Matrix, the payout percentage will be interpolated for performance falling between the EPS and ROE goals shown above. The Compensation and Benefits Committee, in its sole discretion, will determine payout percentages below 50% based on performance assessment and other relevant factors. For the TSR Adjustment Matrix, the percentage point adjustment will be interpolated for percentiles between the 25th and 75th percentile. Except as otherwise provided in the Plan, the LTIA Guide, or the Supplement, this PSU Award is conditioned on your continuous employment with the Company or one of its subsidiaries through the date of payment. Name: ###PARTICIPANT_NAME### Employee ID: ###EMPLOYEE_NUMBER### Grant Date: ###GRANT_DATE### Award Type: ###DICTIONARY_AWARD_NAME### Number of PSUs Awarded (at Target): ###TARGET_GRANTED_QUANTITY### Grant Currency: ###GRANT_CURRENCY### Grant Name: ###GRANT_NAME### Performance Period: January 1, 2026, through December 31, 2028 Vest Date*: ###FIRST_VEST_DATE### Exhibit 10.41 A .. ~ menpnse~ Financial

Page 2 of 2 © 2026 Ameriprise Financial, Inc. All rights reserved. All terms and provisions of the Plan, the LTIA Guide, the Supplement, the Clawback Policy, and the Recoupment Policy, as amended from time to time, are incorporated into and made part of this Award Agreement. By accepting the Award, I agree to the following: (a) I have received instructions on how to access the LTIA Guide and the Supplement, and I have reviewed those documents. I agree that the terms of the LTIA Guide and the Supplement apply to (1) outstanding Awards (as defined in the LTIA Guide) granted prior to January 1, 2026, and (2) Awards (as defined in the LTIA Guide) granted on or after January 1, 2026. (b) The granting of this Award is a one-time discretionary act and does not impose any obligation on the Company to continue my employment or to offer future awards of any amount or nature. (c) The continuation of the Plan is at the discretion of the Company and is subject to termination at any time. (d) The Company has taken steps to ensure the accuracy of this Certificate; however, it reserves the right to issue corrected certificate in the event of a clerical or administrative error. (e) If any provision of this Certificate conflicts with the Plan, the LTIA Guide, or the Supplement, the terms of the Plan, the LTIA Guide, and the Supplement, as applicable, shall govern. (f) The Award may not be assigned, sold, pledged, hypothecated, transferred or otherwise disposed of in any manner other than as provided in the Plan or the LTIA Guide, subject to rules adopted by the Committee from time to time. Acceptance I hereby accept the above terms and understand that if I fail to accept the Award within 45 days from the Grant Date, the Award will be subject to cancellation. ###REQUIRED_SIGNATURE### Required Signature ###ACCEPTANCE_DATE###